UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2007

(Commission File Number) 0-25960

THE BANK OF KENTUCKY FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Kentucky	61-1256535
(State of incorporation)	(I.R.S. Employer Identification Number)

111 Lookout Farm Drive

Crestview Hills, Kentucky 41017

(Address of Registrant’s principal executive office)

(859) 371-2340

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

On May 21, 2007, The Bank of Kentucky Financial Corporation (the “Company”) issued a press release announcing the completion of the acquisition of FNB Bancorporation and its wholly owned subsidiary, First Bank of Northern Kentucky, Inc., effective as of May 18, 2007. A copy of the Press Release is being furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

The information being furnished under Item 7.01 of this Report shall not be considered “filed” for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

99.1    Press Release dated May 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2007
THE BANK OF KENTUCKY FINANCIAL CORPORATION

	By:	/s/ Martin J. Gerrety
	Name:	Martin J. Gerrety
	Title:	Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 21, 2007, filed herewith.